UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                     ---------------------------------------


                                    FORM 8-K

                     ---------------------------------------



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND                             1-13589                       36-4173047
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
incorporation)                           Number)             Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois                  60601
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about March 27, 2003, after the filing of this Form 8-K, Prime Group Realty Trust, (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its' affiliates as of December 31, 2002, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (WWW.PGRT.COM). The supplemental package is also available upon request as specified therein.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 27, 2003                               PRIME GROUP REALTY TRUST

                                                    By:  /s/Louis G. Conforti
                                                         --------------------
                                                         Louis G. Conforti
                                                         Co-President and
                                                         Chief Financial Officer

                              Fourth Quarter, 2002

                 Supplemental Financial and Operating Statistics
                         for the three and twelve months
                             ended December 31, 2002


This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.


Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.



                                       Table of Contents

Company Overview                                                                   Page
   Corporate Profile                                                                  3
   Board of Trustees and Executive Officers                                           4

Quarterly Financial and Operating Results
   Fourth Quarter Highlights                                                          5
   Consolidated Statements of Operations
          - Three Months ended December 31, 2002                                      6
   Consolidated Statements of Operations
          - Twelve Months ended December 31, 2002                                     7
   Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
          - Three Months ended December 31, 2002                                      8
   Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
          - Twelve Months ended December 31, 2002                                     9
   Consolidated Balance Sheet                                                        10
   Leasing Activity Summary by Quarter                                               11
   Leasing Activity Summary Year-to-Date                                             12
   Same-Store Leasing Summary                                                        13
   Capital Events                                                                    14

Market Capitalization and Indebtedness Information
   Market Capitalization                                                             15
   Indebtedness Activity                                                             16
   Indebtedness Schedule                                                             17
   Recourse Indebtedness Schedule                                                    18
   Indebtedness Allocation Graphs                                                    19
   Interest Rate Hedge Agreements                                                    20
   Indebtedness Maturities                                                           21
   Indebtedness Maturities with Extension Options                                    22
   Indebtedness Maturity Schedule through 2004                                       23
   Maturing Contractual Obligations                                                  24

Portfolio Information
   Capital Expenditure Disclosure                                                    25
   Square Feet of Office and Industrial Properties Owned
       and Joint Venture Development Interests                                       26
   Property Summary                                                                  27
   Office Lease Expiration Schedule                                                  28
   Industrial Lease Expiration Schedule                                              29
   Largest Office Tenants by Gross Revenue                                           30
   Largest Industrial Tenants by Gross Revenue                                       31
   Standard Industrial Classification (SIC)                                          32

Investor Relations Information                                                       33



                               Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of March 26, 2003, we own 15 office properties, including the recently completed Bank One Corporate Center in downtown Chicago, containing an aggregate of 7.8 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in two office properties totaling 1.3 million rentable square feet: 77 West Wacker Drive, Chicago, Illinois and Thistle Landing, Phoenix, Arizona. The portfolio also includes
202.1 acres of developable land.

In terms of net rentable square feet, 90.2% of our office properties and all of our industrial properties, are located in metropolitan Chicago. The properties located in metropolitan Chicago accounted for 89.6% of our total rental revenue for the year ended December 31, 2002. We also own an office property in Cleveland, Ohio.

Board of Trustees
---------------------------------------------------------------

Douglas Crocker II
Vice Chairman of Trustees, Equity Residential Properties Trust
Jacque M. Ducharme
Vice Chairman Western Region and Director, Julien J. Studley, Inc. Stephen J. Nardi
Chairman of the Board of Trustees, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation
Michael W. Reschke
Chairman of the Board and Chief Executive Officer, The Prime Group, Inc. The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

Executive Officers
---------------------------------------------------------------

Stephen J. Nardi
Chairman of the Board of Trustees
Louis G. Conforti
Co-President, Chief Financial Officer
Jeffrey A. Patterson
Co-President, Chief Investment Officer
James F. Hoffman
Executive Vice-President, General Counsel and Secretary
Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer

                         Fourth Quarter 2002 Highlights

Excluding non-operating charges, FFO per diluted share for the fourth quarter was $0.28, a 6.7% decrease from the $0.30 per diluted share reported for the fourth quarter of 2001, and a 12.5% decrease from the $0.32 per diluted share reported for the third quarter of 2002.

Excluding non-operating charges, FFO per diluted share for 2002 was $1.25, a 7.6% increase from 2001 diluted FFO per share of $1.19.

Same-store net operating income increased by 8.8% from the third quarter to the fourth quarter of 2002 for the 10.2 million square feet of office and industrial properties owned in both quarters. The Company realized a "same-store" increase in net operating income of 5.5% for the 10.2 million square feet of office and industrial properties that were owned during the 2002 and 2001 fourth quarters.

Same-store net operating income decreased for 2002 by 4.2% from 2001 for the
10.0 million square feet of office and industrial properties owned in both years.

During the quarter, the Company renewed 29 leases totaling 208,994 square feet. Lease renewal net rental rates averaged a 4.1% increase over prior net rental rates. Overall portfolio occupancy decreased from 89.9% to 89.4%. Office portfolio occupancy decreased from 92.4% to 92.1% while the industrial portfolio occupancy decreased from 85.4% to 84.4%.

The Company has subleased 135,967 square feet of its 161,488 square foot sublease obligation, or 84.2%, at One North Wacker Drive related to its lease with Citadel Investment Group, L.L.C. at Bank One Corporate Center.

Subsequent to year-end, the Company has leased, other than the aforementioned Citadel subleasing, 67,955 square feet.

The Company's Board of Trustees approved the engagement of Merrill Lynch & Co. and Wachovia Securities, Inc. as the Company's financial advisors to pursue a possible strategic transaction(s).

The Company received $33.5 million in January and February 2003 of lease termination fees from Arthur Andersen relating to its space at 33 West Monroe Street and One IBM Plaza.

On March 11, 2003, the Company closed a $195.0 million loan refinancing the first mortgage and mezzanine financing secured by One IBM Plaza.

On March 19, 2003, the Company closed a $75.0 million mezzanine loan refinancing the mezzanine loan on Bank One Corporate Center from LNR Property Corporation.

The Company acquired its partner's interest in Bank One Corporate Center on March 19, 2003.

Subsequent to the year end, the Company repaid $11.5 million of its facility with Security Capital Preferred Growth.

Consolidated Statements of Operations
(000's omitted, except per share data)

                                                                                                  Three Months Ended
                                                                                                     December 31
                                                                                               2002                2001
                                                                                 ------------------------------------------
Revenue:
Rental..........................................................................  $            26,399   $         26,989
Tenant reimbursements...........................................................               15,200             14,192
Other property revenues.........................................................                1,591              1,225
Services Company revenue........................................................                1,836              1,563
                                                                                 ------------------------------------------
Total revenue...................................................................               45,026             43,969

Expenses:
Property operations.............................................................               11,010             11,063
Real estate taxes...............................................................                9,114              9,136
Depreciation and amortization...................................................                8,257              7,706
General and administrative......................................................                2,830              2,220
Services Company operations.....................................................                1,140              1,420
Provision for asset impairment..................................................               24,924             15,763
Severance costs.................................................................                  371                  -
Strategic alternative costs.....................................................                   94              1,307
Other expense...................................................................                    -              1,191
                                                                                 ------------------------------------------
Total expenses..................................................................               57,740             49,806
                                                                                 ------------------------------------------

Operating loss..................................................................              (12,714)            (5,837)
Other income....................................................................                  450              1,164
Interest:
   Expense......................................................................              (10,721)           (10,175)
   Amortization of deferred financing costs.....................................               (1,839)            (1,089)
                                                                                 ------------------------------------------
Loss from continuing operations before minority interests.......................              (24,824)           (15,937)
Minority interests..............................................................               11,184              6,509
                                                                                 ------------------------------------------
Loss from continuing operations.................................................              (13,640)            (9,428)
Discontinued operations, net of minority interests of $(243) and $(504) in 2002
   and 2001, respectively.......................................................                  385                738
                                                                                 ------------------------------------------
Loss before loss on sales of real estate and cumulative effect
   of change in accounting principles...........................................              (13,255)            (8,690)
Loss on sales of real estate, net of minority interests of $34 in 2002..........                  (48)                 -
                                                                                 ------------------------------------------
Net loss .......................................................................              (13,303)            (8,690)
Net income allocated to preferred shareholders..................................               (2,250)            (3,041)
                                                                                 ------------------------------------------
Net loss available to common shareholders.......................................   $          (15,553)  $        (11,731)
                                                                                 ==========================================

Basic and diluted earnings available to common shares per weighted-average common share:
Loss income from continuing operations..........................................   $            (1.01)  $          (0.80)

Discontinued operations, net of minority interests..............................                 0.02               0.05
                                                                                 ------------------------------------------
Net loss available per weighted-average common share of beneficial
     interest -basic and diluted................................................ $              (0.99)        $    (0.75)
                                                                                 ==========================================

Weighted-average common shares -basic and diluted...............................               15,675             15,641
                                                                                 ==========================================


Consolidated Statements of Operations
(000's omitted, except per share data)
(Unaudited)

                                                                                                   Year ended
                                                                                                   December 31
                                                                                               2002            2001
                                                                                        -----------------------------
Revenue:
    Rental...........................................................................        $ 110,009     $ 108,466
Tenant reimbursements................................................................           58,465        59,064
Other property revenues..............................................................            6,664         7,264
Services Company revenue.............................................................            7,366         7,219
                                                                                        -----------------------------
Total revenue   .....................................................................          182,504       182,013

Expenses:
Property operations..................................................................           47,270        48,252
Real estate taxes....................................................................           37,436        35,340
Depreciation and amortization........................................................           32,374        31,256
General and administrative...........................................................            9,794         9,085
Services Company operations..........................................................            4,811         6,898
Provision for asset impairment.......................................................           30,095        20,337
Severance costs                                                                                  2,525             -
Strategic alternative costs..........................................................            1,561         3,289
Other expense   .....................................................................              189         1,191
                                                                                        -----------------------------
Total expenses.......................................................................          166,055       155,648
                                                                                        -----------------------------

Operating income.....................................................................           16,449        26,365
 Other income........................................................................            2,190         4,587
    Interest:
      Expense........................................................................          (40,212)      (43,214)
      Amortization of deferred financing costs.......................................           (4,359)       (3,919)
                                                                                        -----------------------------
Loss from continuing operations before minority interests............................          (25,932)      (16,181)
Minority interests...................................................................           16,517        10,363
                                                                                        -----------------------------
Loss from continuing operations.....................................................            (9,415)       (5,818)
Discontinued operations, net of minority interests of $14,196 and
   $(1,002) in 2002 and 2001, respectively...........................................          (20,263)        1,467
                                                                                        -----------------------------
Loss before (loss) gain on sales of real estate and
   cumulative effect of change in accounting principles..............................          (29,678)       (4,351)
(Loss) gain on sales of real estate, net of minority interests of $660 and $(118)
   in 2002 and 2001, respectively....................................................             (943)          174
Cumulative effect of change in accounting principles, net of minority interests
   of $218 in 2001...................................................................                -          (321)
                                                                                        -----------------------------
Net loss ............................................................................          (30,621)       (4,498)
Net income allocated to preferred shareholders.......................................          (11,280)      (12,150)
                                                                                        -----------------------------
Net loss available to common shareholders............................................        $(41,901)     $ (16,648)
                                                                                        =============================

Basic and diluted earnings available to common shares per weighted-average common share:
Loss from continuing operations....................................................          $  (1.32)     $   (1.15)
Discontinued operations, net of minority interests.................................             (1.29)          0.09
(Loss) gain on sales of real estate, net of minority interests.....................             (0.06)          0.01
Cumulative effect of change in accounting principles, net of minority interests                     -          (0.02)
                                                                                        -----------------------------
Net loss available per weighted-average common shares of beneficial interest - basic
   and diluted.....................................................................          $ (2.67)        $ (1.07)
                                                                                        =============================

Weighted-average common shares -basic and diluted                                              15,674         15,631
                                                                                        =============================


Consolidated Reconciliation of Net Loss to Funds from Operations (FFO) (000's omitted, except per share data)
(Unaudited)

                                                        Three Months ended
                                                            December 31,
                                                          2002      2001
                                                      ---------------------

Net loss allocated to common shareholders               $(15,553) $(11,731)
Adjustments to reconcile to Funds from Operations:
    Real estate depreciation and amortization              8,169     7,552
    Amortization of costs for leases assumed                 266       182
    Joint venture adjustments                                853       842
   Adjustment for sale of operating property                 (32)        -
   Adjustment for provision for asset impairment
    on non-operating real estate                          23,892         -
    Adjustment for discontinued operations                  (247)    2,019
    Minority interests                                   (11,184)   (6,509)
                                                      ---------------------
Funds from Operations, including straight-line rental
 revenue                                                   6,164    (7,645)

   Straight-line rental revenue                             (637)   (1,314)
   Straight-line rental revenue from joint venture           (65)     (112)
   Straight-line rental revenue - discontinued
    operations                                                 7        20
                                                      ---------------------
Funds from Operations, excluding straight-line rental
 revenue                                                  $5,469   $(9,051)
                                                      =====================

FFO per common share of beneficial interest, including straight-line rental revenue:

        Basic                                              $0.23    $(0.29)
                                                      =====================
        Diluted(1)                                         $0.23    $(0.29)
                                                      =====================

FFO per common share of beneficial interest, excluding straight-line rental revenue:

        Basic                                              $0.20    $(0.34)
                                                      =====================
        Diluted(1)                                         $0.20    $(0.34)
                                                      =====================

Weighted average shares of beneficial interest:

        Basic                                             26,749    26,416
                                                      =====================
        Diluted(2)                                        26,749    26,416
                                                      =====================


(1) The 2.0 million Series A Preferred Shares are antidilutive in 2001. As previously reported, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002.

(2)  The weighted average shares of beneficial interest for 2001 excludes the
     2.0 million Series A Preferred Shares, as these shares are antidilutive. As previously reported, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002.

Consolidated Reconciliation of Net Loss to Funds from Operations (FFO) (000's omitted, except per share data)
(Unaudited)

                                                            Year Ended
                                                            December 31,
                                                           2002       2001
                                                      ---------------------

Net loss available to common shareholders              $(41,901)  $(16,648)
Adjustments to reconcile to Funds from Operations:
    Real estate depreciation and amortization            31,978     30,728
    Amortization of costs for leases assumed                836        767
    Joint venture adjustments                             3,386      3,351
    Adjustment for sale of operating property               655        231
    Adjustment for discontinued operations               25,950     10,363
    Adjustment for provision for asset impairment
     on non-operating real estate                        23,892          -
    Minority interests                                  (16,517)   (10,245)
    Cumulative effect of change in accounting
     principle                                                -        321
                                                      ---------------------
Funds from Operations, including straight-line rental
 revenue                                                 28,279     17,450

   Straight-line rental revenue                          (4,298)    (4,761)
   Straight-line rental revenue from joint venture         (311)      (535)
   Straight-line rental revenue - discontinued
    operations                                              127       (282)
                                                      ---------------------
Funds from Operations, excluding straight-line rental
 revenue                                                $23,797    $11,872
                                                      =====================

FFO per common share of beneficial interest, including straight-line rental revenue:

        Basic                                             $1.06      $0.66
                                                      =====================
        Diluted(1)                                        $1.06      $0.66
                                                      =====================

FFO per common share of beneficial interest, excluding straight-line rental revenue:

        Basic                                             $0.89      $0.45
                                                      =====================
        Diluted(1)                                        $0.89      $0.45
                                                      =====================

Weighted average shares of beneficial interest:

        Basic                                            26,690     26,413
                                                      =====================
        Diluted(2)                                       26,690     26,433
                                                      =====================

(1) The 2.0 million Series A Preferred Shares are antidilutive in 2002 and 2001. As previously reported, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002.


(2) The weighted average shares of beneficial interest in 2002 and 2001 excludes the 2.0 million Series A Preferred Shares, as these shares are antidilutive. As previously reported, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002.



Consolidated Balance Sheet
(000's omitted, except share data)
(Unaudited)

                                                              December 31    December 31
                                                                 2002           2001
                                                            ------------------------------
Assets
Real estate, at cost:
 Land                                                             $183,891       $193,380
 Building and improvements                                       1,032,669        920,723
 Tenant improvements                                               111,547         82,285
 Furniture, fixtures and equipment                                  10,218         10,128
                                                            ------------------------------
                                                                 1,338,325      1,206,516
 Accumulated depreciation                                         (110,387)       (97,495)
                                                            ------------------------------
                                                                 1,227,938      1,109,021
 Property held for or under development                             20,158        224,994
                                                            ------------------------------
                                                                 1,248,096      1,334,015

Property held for sale                                                   -          7,322
Investments in unconsolidated entities                               1,440         25,214
Cash and cash equivalents                                           15,800          6,582
Receivables, net of allowance of $1,867 and $992 at December
 31, 2002 and
2001, respectively:
   Tenant                                                            1,595          4,033
   Deferred rent                                                    22,351         21,811
   Other                                                             2,453          3,402
Restricted cash escrows                                             58,933         75,962
Deferred costs, net                                                 53,943         42,580
Other                                                                3,987          6,728
                                                            ------------------------------
Total assets                                                    $1,408,598     $1,527,649
                                                            ==============================

Liabilities and Shareholders' Equity
Mortgages and notes payable                                       $671,340       $762,349
Bonds payable                                                       24,900         57,150
Construction financing                                             208,198        105,637
Accrued interest payable                                            21,818         10,323
Accrued real estate taxes                                           36,642         40,251
Accrued tenant improvement allowances                               33,172          9,585
Accounts payable and accrued expenses                               16,981         28,894
Construction costs payable, including retention of $5,034
 and $7,412 at
December 31, 2002 and 2001, respectively                            12,896         29,254
Liabilities for leases assumed                                      21,692          9,925
Deficit investment in unconsolidated entity                          4,223          5,260
Deferred hedge liability                                                 -          6,455
Other                                                               10,654         11,654
                                                            ------------------------------
Total liabilities                                                1,062,516      1,076,737
Minority interests:
 Operating Partnership                                              98,643        126,806
 Other                                                               2,000          2,000
Series A - Cumulative Convertible Preferred Shares,
 2,000,000 shares
designated, issued and outstanding at December 31, 2001                  -         40,000
Shareholders' equity:
 Preferred Shares, $0.01 par value; 30,000,000 shares
  authorized:
   Series B - Cumulative Redeemable Preferred Shares,
    4,000,000 shares designated, issued and outstanding at
    December 31, 2002 and December 31, 2001                             40             40
 Common Shares, $0.01 par value; 100,000,000 shares
  authorized; 15,689,623 and 15,703,158 shares issued and
  outstanding at December 31, 2002 and 2001, respectively              157            157
 Additional paid-in capital                                        330,327        329,390
 Accumulated other comprehensive loss                               (6,008)       (11,055)
 Distributions in excess of earnings                               (79,077)       (36,426)
                                                            ------------------------------
Total shareholders' equity                                         245,439        282,106
                                                            ------------------------------
Total liabilities and shareholders' equity                      $1,408,598     $1,527,649
                                                            ==============================




Leasing Activity Summary (1)
December 31, 2002

New Leasing By Quarter

FOURTH QUARTER 2002
NEW LEASING                                                                                      Total
                                                                                               (Bank One
                                                                                             Development
                             Downtown  Suburban                                     Total      Corporate
                              Office   Office(1)       Total Office Industrial(2) Portfolio     Center)
                             ----------------------------------------------------------------------------
10/01/2002 Net Rentable      5,539,613 1,779,632          7,319,245    3,914,712 11,233,957    1,502,113
12/31/2002 Net Rentable      5,539,643 1,686,176          7,225,819    3,874,712 11,100,531    1,502,113
10/01/2002 Leased SF         5,250,764 1,517,347          6,768,111    3,343,819 10,111,930      982,983
10/01/2002 Occupied SF       5,246,259 1,513,468          6,759,727    3,343,819 10,103,546            -
12/31/2002 Leased SF         5,251,926 1,426,959          6,678,885    3,270,585  9,949,470      999,912
12/31/2002 Occupied SF       5,228,992 1,425,770          6,654,762    3,270,585  9,925,347            -
           Number of Move
            Outs                    10         9                 19            2         21            -
           SF of Move Outs      49,443    24,498             73,941       33,234    107,175            -
           Number of New
            Leases                   4         2                  6            -          6            -
           SF of New Leasing     8,912     5,098             14,010            -     14,010            -
10/01/2002 Leased %               94.8%     85.3%              92.5%        85.4%      90.0%        65.4%
10/01/2002 Occupied %             94.7%     85.0%              92.4%        85.4%      89.9%         0.0%
12/31/2002 Leased %               94.8%     84.6%              92.4%        84.4%      89.6%        66.6%
12/31/2002 Occupied %             94.4%     84.6%              92.1%        84.4%      89.4%         0.0%






                                                                                                  Total
                                                                                               (Bank One
                                                                                             Development
FOURTH QUARTER 2002             Downtown  Suburban                                  Total      Corporate
 RENEWAL/EXPANSION LEASING       Office   Office(1)    Total Office Industrial(2) Portfolio     Center)
                             ----------------------------------------------------------------------------
           Number of Renewals       23         6                 29            -         29            -
           SF up for
            Renewal(3)         177,887    90,422            268,309       33,234    301,543            -
           SF of Leases
            Renewed            133,557    75,437            208,994            -    208,994            -
           Renewal Percentage     75.1%     83.4%              77.9%         0.0%      69.3%           -
           Old Net Rent         $14.46    $15.70             $14.91           $-     $14.91            -
           Renewal Net Rent
            Average             $15.36    $15.82             $15.53           $-     $15.53            -
           Percentage
            Increase in Rent       6.2%      0.8%               4.1%         0.0%       4.1%           -
           Number of
            Expansions               3         -                  3            -          3            1
           SF of Expansions      3,363         -              3,363            -      3,363       16,929




(1) 12/31/02 Suburban Office totals do not include Centre Square I which was sold on 11/21/02

(2)  12/31/02 Industrial totals do not include the 40,000 sf building at East
     Chicago Enterprise Center, which was sold on 12/27/02

(3)  Square feet up for Renewal excludes tenants in bankruptcy






Leasing Activity Summary (1)
December 31, 2002

New Leasing Year-to- Date

                                                                                                   Total
                                                                                                (Bank One
                                                                                                Development
2002                           Downtown  Suburban                                     Total      Corporate
NEW LEASING                     Office   Office(1)       Total Office Industrial(2) Portfolio     Center)
                              ------------------------------------------------------------------------------
01/01/2002 Net Rentable       5,534,694 3,217,438            8,752,132    3,914,712 12,666,844    1,687,023
12/31/2002 Net Rentable       5,539,643 1,686,176            7,225,819    3,874,712 11,100,531    1,502,113
01/01/2002 Leased SF          5,298,078 2,966,764            8,264,842    3,256,664 11,521,506      755,706
01/01/2002 Occupied SF        5,294,799 2,830,503            8,125,302    3,198,314 11,323,616            -
12/31/2002 Leased SF          5,251,926 1,426,959            6,678,885    3,270,585  9,949,470      999,912
12/31/2002 Occupied SF        5,228,992 1,425,770            6,654,762    3,270,585  9,925,347            -
           Number of Move Outs       39        35                   74            4         78            -
           SF of Move Outs      184,011   191,686              375,697      100,354    476,051            -
           Number of New
            Leases                   13        12                   25            1         26            -
           SF of New Leasing     42,634    33,154               75,788      154,275    230,063            -
01/01/2002 Leased %                95.7%     92.2%                94.4%        83.2%      91.0%        44.8%
01/01/2002 Occupied %              95.7%     88.0%                92.8%        81.7%      89.4%         0.0%
12/31/2002 Leased %                94.8%     84.6%                92.4%        84.4%      89.6%        66.6%
12/31/2002 Occupied %              94.4%     84.6%                92.1%        84.4%      89.4%         0.0%




Renewal/Expansion Leasing Year-to-Date




                                                                                                     Total
                                                                                                  (Bank One
                                                                                                  Development
2002                          Downtown  Suburban                                       Total       Corporate
RENEWAL/EXPANSION LEASING      Office   Office(1)        Total Office  Industrial(2)  Portfolio     Center)

                              ------------------------------------------------------------------------------
           Number of Renewals        52        19                   71            -         71            -
           SF up for
            Renewal(3)          365,868   285,508              651,376      100,354    751,730            -
           SF of Leases
            Renewed             214,942   130,986              345,928            -    345,928            -
           Renewal Percentage      58.7%     45.9%                53.1%         0.0%      46.0%           -
           Old Net Rent          $15.07    $15.04               $15.06           $-     $15.06            -
           Renewal Net Rent
            Average              $16.55    $15.55               $16.17           $-     $16.17            -
           Percentage Increase
            in Rent                 9.8%      3.4%                 7.4%         0.0%       7.4%           -
           Number of
            Expansions               13         9                   22            -         22            2
           SF of Expansions       3,363         -                3,363            -     82,895       85,200





(1) 12/31/02 Suburban Office totals do not include Centre Square I which was sold on 11/21/02
(2) 12/31/02 Industrial totals do not include the 40,000 sf building at East Chicago Enterprise Center, which was sold on 12/27/02
(3)  Square feet up for Renewal excludes tenants in bankruptcy



Same-Store Leasing Summary
December 31, 2002 vs. December 31, 2001
                   Square Feet
                       (SF)       SF Leased      % Leased         SF       SF Leased                  % Leased
                   December 31,   December 31,  December 31, December 31,  December 31,           December 31, 2002
                       2001           2001         2001         2002          2002
                   --------------------------------------------------------------------------------------------


Downtown Office
33 W. Monroe
 Street(1)             846,759       775,760        91.6%     846,759        768,429                      90.7%
77 West Wacker
 Drive                 944,556       944,556       100.0%     944,556        923,157                      97.7%
208 S. LaSalle
 Street                861,473       819,827        95.2%     863,756        793,693                      91.9%
180 N. LaSalle
 Street                758,260       689,689        91.0%     758,478        679,982                      89.7%
IBM(2)               1,356,465     1,301,245        95.9%   1,358,913      1,319,664                      97.1%
National City
 Center                767,181       767,001       100.0%     767,181        767,001                     100.0%
                   --------------------------------------------------------------------------------------------
Downtown Office
 Total               5,534,694     5,298,078        95.7%   5,539,643      5,251,926                      94.8%
                   --------------------------------------------------------------------------------------------

Suburban Office
7100 Madison            50,157        50,157       100.0%      50,157         50,157                     100.0%
Atrium Building         65,362        57,073        87.3%      65,361         57,152                      87.4%
Brush Hill             109,857       106,077        96.6%     109,877        107,572                      97.9%
Continental Towers     923,997       817,066        88.4%     925,091        721,595                      78.0%
Enterprise Center
 II                     62,580        54,270        86.7%      62,619         54,270                      86.7%
Jorie Boulevard        191,666       191,666       100.0%     191,666        186,493                      97.3%
Narco River             65,395        51,776        79.2%      65,386         52,065                      79.6%
Narco Tower             50,400        50,400       100.0%      50,400         50,400                     100.0%
Olympian Office
 Center                165,685       161,942        97.7%     165,619        147,255                      88.9%
                   --------------------------------------------------------------------------------------------
Suburban Office
 Total               1,685,099     1,540,427        91.4%   1,686,176      1,426,959                      84.6%
                   --------------------------------------------------------------------------------------------

Industrial Property
Enterprise Center
 II                    169,435        28,978        17.1%     169,435         28,978                      17.1%
Enterprise Center
 III                   291,550             -         0.0%     291,550        154,275                      52.9%
Enterprise Center
 IV                     87,484        85,800        98.1%      87,484         85,800                      98.1%
Enterprise Center
 EC                     14,070        14,070       100.0%      14,070         14,070                     100.0%
Enterprise Center V    196,475       196,475       100.0%     196,475        196,475                     100.0%
Enterprise Center
 VI                    250,266       248,255        99.2%     250,266        248,255                      99.2%
HEC                     76,821        71,203        92.7%      76,821         71,203                      92.7%
Enterprise Center
 VII                   462,670       462,670       100.0%     462,670        462,670                     100.0%
Enterprise Center
 VIII                  242,199        81,859        33.8%     242,199         81,859                      33.8%
Enterprise Center
 IX                    162,682       162,682       100.0%     162,682        107,469                      66.1%
Enterprise Center X    172,775       169,659        98.2%     172,775        169,659                      98.2%
Arlington I-III        304,506       304,506       100.0%     304,506        304,506                     100.0%
342 Carol Lane          67,935        67,935       100.0%      67,935         67,935                     100.0%
343 Carol Lane          30,084        30,084       100.0%      30,084              -                       0.0%
370 Carol Lane          60,290        60,290       100.0%      60,290         60,290                     100.0%
388 Carol Lane          40,502        40,502       100.0%      40,502         40,502                     100.0%
200 Fullerton
 Avenue                 66,254        66,254       100.0%      66,254         66,254                     100.0%
350 Randy Road          25,200        25,200       100.0%      25,200         22,050                      87.5%
550 Kehoe Street        44,575        44,575       100.0%      44,575         44,575                     100.0%
4160 Madison Avenue     79,532        79,532       100.0%      79,532         79,532                     100.0%
4211 Madison Avenue     90,344        90,344       100.0%      90,344         90,344                     100.0%
4300 Madison Avenue    127,129       115,257        90.7%     127,129        103,350                      81.3%
1051 Kirk Road         120,004       120,004       100.0%     120,004        120,004                     100.0%
1401 S. Jefferson
 Street                 17,265        17,265       100.0%      17,265         17,265                     100.0%
11039 Gage Avenue       21,935        21,935       100.0%      21,935         21,935                     100.0%
11045 Gage Avenue      136,600       136,600       100.0%     136,600        136,600                     100.0%
555 Kirk Road           62,400        62,400       100.0%      62,400         62,400                     100.0%
1541 Abbott Drive       43,930        43,930       100.0%      43,930         43,930                     100.0%
1455 Sequoia Drive     257,600       216,200        83.9%     257,600        216,200                      83.9%
200 S. Mitchell
 Street                152,200       152,200       100.0%     152,200        152,200                     100.0%
                   --------------------------------------------------------------------------------------------
Industrial Property
 Totals              3,874,712     3,216,664        83.0%   3,874,712      3,270,585                      84.4%
                   --------------------------------------------------------------------------------------------

TOTALS              11,094,505    10,055,169        90.6%  11,100,531      9,949,470                      89.6%
                   ============================================================================================

(1)  Reflects 579,982 square feet of Arthur Andersen space which they vacated
     First Quarter, 2003

(2)  Reflects 76,849 square feet of Arthur Andersen space which they vacated
     First Quarter, 2003






Capital Events
Three Months Ended December 31, 2002

                                                                           Net
                                                                        Rentable    Acquisition                  Date
                                                                         Square    Cost / Sales    Mortgage   Acquired /
Property                                          Location                Feet         Price     Indebtedness    Sold
------------------------------------------------------------------------------------------------------------------------

Dispositions

   Office:
   -------
   East Chicago Enterprise Center                East Chicago, IN          40,000      $600,000           $0 12/27/2002
   Centre Square I(1)                            Knoxville, TN             93,711     5,100,000    9,000,000 11/21/2002

(1) In connection with this sale, we redeemed approximately $3.9 million of the $9.0 million of bonds that encumbered the property. The purchaser assumed the remainder of the outstanding bonds. The facility that provided credit enhancement for the bonds was terminated in connection with this sale.


Market Capitalization
December 31, 2002

Common Equity
-------------------
Common Shares Outstanding                  15,689,623
Operating Partnership
 Units(1)                                  11,057,485
                                         -------------
Total Shares and
 Units                                     26,747,108
PGE Share Price(2)                              $4.61
                                         -------------
Common Equity Market
 Capitalization                          $123,304,168
                                         =============

                                                        Cumulative
Preferred Stock                                          Dividend
-------------------                                   ---------------
Series B Cumulative Redeemable
 Preferred (3)                            100,000,000           9.00%
                                         -------------
Total Preferred                           100,000,000
                                         -------------

Total Equity Market
 Capitalization                          $223,304,168
                                         =============




                                           Principal     Weighted             Weighted Average Maturity
                                                           Average
Indebtedness                              Outstanding    Interest      With Extension   Without Extension
                                                          Rate(4)          Options       Options
-------------------                      -----------------------------------------------------------------------
Secured                                  $904,438,929           7.03%            4.07(5)                 3.58(5)
                                         -------------
Total                                    $904,438,929
                                         =============

Weighted average interest rate includes the effect of the hedge agreements

Indebtedness
 Allocation
-------------------
Fixed Rate                               $287,196,877           9.26%              6.30                    6.10
Hedged Variable
 Rate                                     309,500,000           3.94%              2.27                    1.35
Non-Hedged Variable
 Rate                                      74,643,616           4.45%              2.96                    2.96
Mezzanine
 Construction                              60,820,285          23.00%              2.02                    1.01
Senior Construction                       147,378,151           4.41%              2.02                    1.01
Low-Floater Industrial Development
 Revenue Bonds (IDRBs)                     24,900,000           3.75%              4.01                    4.01
                                         -------------
Total                                    $904,438,929
                                         =============





(1)  Convertible one-for-one into common shares

(2)  Price as of December 31, 2002

(3) Redeemable, at the Company's option, at $25.00 per share beginning June 5, 2003

(4)  Based on interest rates as of December 31, 2002

(5)  Excluding construction financing



Indebtedness Activity
Twelve months ended December 31, 2002



Beginning Indebtedness Balance (January 1, 2002)         $925,135,903

Indebtedness Retirement (First Quarter):
                                                            Amount
Property/Indebtedness Type                                  Retired    Institution
------------------------------------------------------- -------------- ---------------
Aurora Land Loan                                          $(5,000,000) Friedman, Billings & Ramsey
Monroe Street/Wacker Drive Loan                                        HT-HQ Office,
                                                          (16,500,000)  L.L.C.
Enterprise VII - X Letters of Credit                      (23,250,000) Chicago Industrial Development Revenue Bonds
Principal Amortization                                     (2,014,232) Various
                                                        --------------
     Total                                               $(46,764,232)
                                                        ==============





New Indebtedness (First Quarter):
                                                            Current                                  Interest   Loan
Property/Indebtedness Type                                  Amount     Institution     Classification Rate    Maturity
------------------------------------------------------- -------------- --------------- --------------------- -----------

Dearborn Center/Additional Mezzanine Loan Proceeds           $862,748  Deutsche Bank   Fixed Rate     23.00% 01/05/2004
Dearborn Center/Additional Construction Proceeds                       HypoVereinsbank Hedged
                                                           34,697,573                   Variable Rate  5.11% 01/05/2004
1455 Sequoia Drive/Additional Construction Proceeds           321,374  LaSalle Bank    Variable Rate   4.14% 05/31/2002
                                                        --------------
     Total                                                $35,881,695
                                                        ==============

Ending Indebtedness Balance (March 31, 2002)             $914,253,366






Indebtedness Retirement (Second Quarter):
                                                            Amount
Property/Indebtedness Type                                  Retired    Institution
------------------------------------------------------- -------------- ---------------
Commerce Point                                           $(18,877,920) Capital Company of America
Citibank Building                                          (8,323,874) Capital Company of America
2100 Swift Drive                                           (4,937,088) Capital Company of America
6400 Shafer Court                                         (13,604,886) Capital Company of America
Two Century Center                                        (19,587,112) Capital Company of America
Oakbrook Business Center                                  (11,465,626) Capital Company of America
Aurora Land Loan                                           (3,000,000) Friedman, Billings & Ramsey
Pine Meadows Three-Story                                  (11,415,660) LaSalle Bank
Pine Meadows Single-Story                                 (10,500,000) Corus Bank
Enterprise Office I                                        (7,472,484) LaSalle Bank
Salt Creek and Sun Annex                                   (7,278,522) LaSalle Bank
Principal Amortization                                     (1,652,986) Various
                                                        --------------
     Total                                              $(118,116,158)
                                                        ==============




New Indebtedness (Second Quarter):
                                                            Current                                  Interest   Loan
Property/Indebtedness Type                                  Amount     Institution     Classification Rate    Maturity
------------------------------------------------------- -------------- --------------- --------------------- -----------
Dearborn Center/Additional Mezzanine Loan Proceeds           $895,466  Deutsche Bank   Fixed Rate     23.00% 01/05/2004
Dearborn Center/Additional Construction Proceeds                       HypoVereinsbank Hedged
                                                           23,131,468                   Variable Rate  5.12% 01/05/2004
1455 Sequoia Drive/Additional Construction Proceeds            49,196  LaSalle Bank    Variable Rate   4.09% 05/31/2003
                                                        --------------
     Total                                                $24,076,130
                                                        ==============

Ending Indebtedness Balance (June 30, 2002)              $820,213,338
                                                        ==============



Indebtedness Retirement (Third Quarter):
                                                            Amount
Property/Indebtedness Type                                  Retired  Institution
------------------------------------------------------- ------------- ----------
Principal Amortization                                     (1,541,380) Various
                                                        --------------
     Total                                                $(1,541,380)
                                                        ==============



New Indebtedness (Third Quarter):
                                                            Current                                  Interest   Loan
Property/Indebtedness Type                                  Amount     Institution     Classification Rate    Maturity
------------------------------------------------------- -------------- --------------- --------------------- -----------
Dearborn Center/Additional Mezzanine Loan Proceeds           $909,166  Deutsche Bank   Fixed Rate     23.00% 01/05/2004
Dearborn Center/Additional Construction Proceeds                       HypoVereinsbank Hedged
                                                           15,459,644                   Variable Rate  5.12% 01/05/2004
1455 Sequoia Drive/Additional Construction Proceeds            78,068  LaSalle Bank    Variable Rate   4.09% 05/31/2003
Security Capital                                                       Security        Fixed Rate
                                                           19,367,235   Capital                       15.00% 07/16/2003
Security Capital                                                       Security        Fixed Rate
                                                           37,279,909   Capital                       12.00% 07/16/2003
                                                        --------------
     Total                                                $73,094,022
                                                        ==============

Ending Indebtedness Balance (September 30, 2002)         $891,765,980
                                                        ==============




Indebtedness Retirement (Fourth Quarter):
                                                            Amount
Property/Indebtedness Type                                  Retired    Institution
------------------------------------------------------- -------------- ---------------
Center Square I                                          $(9,000,000)  TN Industrial Development Revenue
                                                                        Bonds
Principal Amortization                                     (4,932,401) Various
                                                        --------------
     Total                                               $(13,932,401)
                                                        ==============



New Indebtedness (Fourth Quarter):
                                                            Current                                  Interest   Loan
Property/Indebtedness Type                                  Amount     Institution     Classification Rate    Maturity
------------------------------------------------------- -------------- --------------- --------------------- -----------
Dearborn Center/Additional Mezzanine Loan Proceeds           $913,089  Deutsche Bank   Fixed Rate     23.00% 01/05/2004
Dearborn Center/Additional Construction Proceeds                       HypoVereinsbank Hedged
                                                           25,692,259                   Variable Rate  4.41% 01/05/2004
                                                        --------------
     Total                                                $26,605,348
                                                        ==============

Ending Indebtedness Balance (December 31, 2002)          $904,438,927
                                                        ==============



Indebtedness Schedule
December 31, 2002

                                                Original                            Annualized
Lender                       Portfolio or         Loan    Interest Loan   Maturity     Debt   December 31,  December 31,
                              Property           Amount     Rate Term(yrs) Date       Service    2002           2001
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Indebtedness:
CIGNA                        Continental
                              Towers (1701
                              Golf Road)       75,000,000    7.22%  7.0 01/05/2013 $6,487,877  $69,191,843  $70,627,312
Capital Company of America   Commerce Point
                              (3800 North
                              Wilke Rd)        20,000,000    7.07% 10.0 03/11/2008        N/A            -   18,962,669
CIBC Oppenheimer             Nardi Industrial  16,511,000    7.17% 10.0 05/01/2008  1,341,000   15,757,564   15,945,506
Midland Loan Services        Nardi Industrial  15,556,000    7.17% 10.0 05/01/2008  1,263,400   14,846,143   15,023,214
Midland Realty Funding       Nardi Industrial  14,933,000    7.17% 10.0 05/01/2008  1,213,780   14,251,572   14,421,551
Capital Company of America   Citibank Building
                              (1699 E.
                              Woodfield Rd)     8,775,000    7.18% 10.0 05/11/2008        N/A            -    8,359,423
Deutsche Banc Alex. Brown (5)IBM Plaza (330
                              North Wabash
                              Ave)             30,000,000   11.75%  3.0 02/23/2003  4,504,000   27,100,000   29,400,000
Greenwich Capital            7100 Madison       3,908,000    8.44% 10.0 05/01/2010    369,266    3,839,543    3,868,253
Capital Company of America   2100 Swift Drive   5,200,000    7.19% 10.0 05/11/2008        N/A            -    4,957,799
Capital Company of America   6400 Shafer Court 14,350,000    7.09% 10.0 06/11/2008        N/A            -   13,664,380
LaSalle Bank, N.A.           Jorie Plaza ( 800
                              Jorie Boulevard) 22,800,000    8.33% 10.0 12/01/2010  2,071,000   22,484,490   22,648,880
Capital Company of America   Two Century
                              Center (1700
                              East Golf Rd)    20,500,000    7.37% 10.0 11/11/2008        N/A            -   19,668,426
Capital Company of America   Oakbrook Business
                              Center (2000     12,000,000    7.37% 10.0 11/11/2008        N/A            -   11,513,225
                              York Road)
CIBC Oppenheimer             Narco River
                              Business Center   2,800,000    8.68% 10.0 12/01/2009    274,644    2,704,294    2,739,270
                              (1600 167th
                              Street)
Deutsche Banc Mortgage       Brush Hill Office
 Capital                      Courte            8,200,000    8.76% 10.0 01/01/2010    774,816    8,046,667    8,104,048
                              (740 Pasquinelli
                              Drive)
Capital Company of America   208 South LaSalle
                              Street           45,800,000    7.79% 15.0 04/11/2013  3,986,250   43,734,294   44,246,564
Deutsche Banc Alex. Brown    Enterprise Office
                              II (2305
                              Enterprise Dr.)   6,000,000    7.63% 10.0 03/01/2011    509,611    5,916,301    5,966,428
LaSalle Bank, N.A.           Pine Meadows
                              Three-Story
                              Office           11,500,000    7.63% 10.0 04/11/2011        N/A            -   11,441,853
LaSalle Bank, N.A.           555 Kirk Road and
                              1543 Abbott
                              Drive             2,500,000    7.35%  5.0 04/30/2005    213,484    2,387,006    2,421,221

HT-HG Office LLC             Monroe/Wacker JV
                              Interest         16,500,000   12.00%  1.0 01/18/2002        N/A            -   16,500,000
Friedman, Billings, & Ramsey 1455 Sequoia
                              Drive LLC        12,000,000   16.00%  0.3 09/30/2001        N/A            -    8,000,000
Security Capital Preferred   Various
 Growth, Inc.                                  20,000,000   15.00%  1.0 07/16/2003  1,500,000   19,657,252
Security Capital Preferred   Various
 Growth, Inc. (6)                              37,279,909   12.50%  1.0 07/16/2003  2,598,835   37,279,909
                                                                                              --------------------------
Total Fixed Rate Indebtedness                                                                  287,196,877  348,480,022

Hedged Variable Rate Indebtedness:
DGZ Deka Bank (1)            33 West Monroe
                              Street           67,000,000    2.91%  5.0 11/15/2005  2,473,469   67,000,000   67,000,000
Greenwich Capital            180 North LaSalle
                              Street           60,000,000    5.25%  3.0 01/15/2004  3,325,413   60,000,000   60,000,000
Fleet National Bank          33 West Monroe
                              Street           12,500,000    5.92%  3.0 11/15/2003  1,605,233   12,500,000   12,500,000
Fleet National Bank          National City
                              Center, Jorie
                              Plaza, and 208   20,000,000    8.38%  3.0 06/30/2003  1,781,750   20,000,000   20,000,000
                              South LaSalle
                              Street
Westdeutsche ImmobilienBank  IBM Plaza (330
 (5)                          North Wabash
                              Ave)            160,000,000    3.12%  3.0 12/31/2002        N/A  150,000,000  153,200,000
                                                                                              --------------------------
Total Hedged Variable Rate
 Indebtedness                                                                                  309,500,000  312,700,000

Variable Rate Indebtedness:
Corus Bank                   National City
                              Center           67,000,000    4.45%  5.0 04/30/2006  4,487,160   64,809,775   66,395,508
Corus Bank                   Pine Meadows
                              Single-Story
                              Office           10,500,000    8.12%  1.1 04/01/2002        N/A            -   10,500,000
Corus Bank                   200 South
                              Mitchell Court    4,235,000    5.25%  2.0 09/01/2003    325,814    4,123,801    4,209,829
LaSalle Bank, N.A.           1455 Sequoia
                              Drive             6,000,000    3.90%  2.0 05/31/2003    414,637    5,710,039    5,261,401
LaSalle Bank, N.A.           Enterprise
                              Office I          7,645,152    8.12%  1.0 05/17/2001        N/A            -    7,501,158
LaSalle Bank, N.A.           Salt Creek and
                              Sun Annex         7,410,000    8.16%  1.0 06/30/2001        N/A            -    7,300,962
TN Industrial Development    Tennessee
 Revenue Bonds                Portfolio         9,000,000    1.40%  3.0 12/01/2014        N/A            -    9,000,000
Chicago Industrial           Enterprise VII -
 Development                  Enterprise X     23,250,000    3.86%  4.0 06/01/2022        N/A            -   23,250,000
     Revenue Bonds
IN Industrial Development    Enterprise I -
 Revenue Bonds                Enterprise VI    24,900,000    3.75%  4.0 06/01/2022  1,612,500   24,900,000   24,900,000
                                                                                              --------------------------
Total Variable Rate
 Indebtedness                                                                                   99,543,615  158,318,858

Construction Indebtedness
Deutsche Banc Alex.Brown(2)  Dearborn Center
                              Mezzanine Loan   65,000,000   23.00%  3.0 01/05/2004        N/A   60,820,285   57,239,816
HypoVereinsbank(2)           Dearborn Center
                              Construction
                              Loan            220,000,000    4.41%  3.0 01/05/2004        N/A  147,378,151   48,397,207
                                                                                              --------------------------
                                                                                               208,198,436  105,637,023
                                                                                              --------------------------

Total Indebtedness                                                                            $904,438,928 $925,135,903
                                                                                              ==========================

Non-Consolidated Indebtedness
Westdeutsche ImmobilienBank  77 West Wacker
 (3)                          Drive           170,000,000    6.87%  5.0 09/24/2004 16,635,194 $157,500,000 $162,000,000
Wells Fargo Bank (4)         Plumcor Thistle
                              Landing          28,000,000    4.59%  3.0 06/15/2005        N/A          N/A          N/A




N/A - Not applicable as debt is no longer outstanding

(1) One two-year extension option
(2) One one-year extension option
(3) PGE owns a 50.0% joint venture interest in this property
(4) PGE owns a 23.1% joint venture interest in this property
(5) Subsequent to quarter end, this loan has been refinanced
(6) Subsequent to quarter end, $11.0 million of this loan has been retired

Recourse Indebtedness and Contingent Liability Schedule
As of December 31, 2002



Recourse Indebtedness:
----------------------

                                                                        Current
                                                                         Loan           Recourse             Type of
Lender                                     Property/Loan                Amount           Amount             Financing
------                                     -------------                -------         --------            ---------

LaSalle Bank, N.A.                     IDRB Letters of Credit       $  25,241,101   $  25,241,101        Letter of Credit
CIGNA Investments, Inc.                Continental Towers              69,191,843       3,033,563        Office Permanent
Corus Bank                             National City Center            64,809,775      13,400,000        Office Permanent
Corus Bank                             200 South Mitchell Court         4,123,801       4,123,801        Office Permanent
LaSalle National Bank                  Kirk Road/Abbott Drive           2,387,006         625,000        Industrial Permanent
LaSalle National Bank                  1455 Sequoia Drive               5,710,039       5,710,039        Industrial Construction
BT RE Investment Mezz Fund             IBM Plaza                       27,100,000       2,500,000        Mezzanine
Westdeutsche ImmobilienBank            77 West Wacker Drive           157,500,000       4,500,000        Office Permanent
DGZ DekaBank                           33 West Monroe Street           67,000,000       3,000,000        Office Permanent
Security Capital Preferred Growth      Various Interests               57,279,909      57,279,909        Mezzanine
Fleet National Bank                    33 West Monroe Street           12,500,000      12,500,000        Mezzanine
Fleet National Bank                    NCC, 208, Jorie Plaza           20,000,000      20,000,000        Mezzanine
                                                                    ------------------------------
 Total Recourse Indebtedness w/oBank One Corporate Center             512,843,474     151,913,413

Bayerische Hypo- Und Vereinsbank AG    Bank One Corporate Center      147,378,151      60,000,000        Office Construction
                                                                    ------------------------------
 Total Recourse Indebtedness with Bank One Corporate Center         $ 660,221,625     211,913,413
                                                                    ------------------------------


Contingent Liabilities:
-----------------------

77 West Wacker Drive-J.P. Morgan(1)    Hedge Instrument                                11,754,830
Tax Indemnities                        Maximum if all Indemnity Properties Sold        73,551,000
                                                                                    --------------
 Total Contingent Liabilities                                                          85,305,830
                                                                                    --------------

Total Recourse Indebtedness and Contingent Liabilities                              $ 297,219,243
                                                                                    ==============


(1) At December 31, 2002, $7,488,665 of cash was in escrow as security for the 77 West Wacker Drive hedge instrument with J.P. Morgan.



Interest Rate Hedge Agreements
December 31, 2002



                              Type
                               of                   Notional      Floating    Financial                                    Maturity
Counterparty                  Hedge    Strike       Amount         Index      Institution                                    Date
------------------------------------------------------------------------------------------------------------------------------------

33 West Monroe Street, LLC     Cap     6.50%    $  67,000,000    1 MO LIBOR   Fleet National Bank                          01/31/03

33 West Monroe Street, LLC     Cap     8.35% -  $  12,500,000    1 MO LIBOR   Fleet National Bank                          11/15/03
                                       9.00%

330 North Wabash Avenue        Cap     4.25%    $ 150,000,000    1 MO LIBOR   Morgan Guaranty Trust Company of New York    12/13/03

180 North LaSalle Street, LLC  Cap     7.25%    $  60,000,000    1 MO LIBOR   SBCM Derivative Products Ltd.                01/15/04

Prime Group Realty, LP         Cap     7.50%    $  20,000,000    1 MO LIBOR   Fleet National Bank                          06/30/03

Dearborn Center, LLC           Cap     4.25% -  $ 81,000,000 -   1 MO LIBOR   HVB Risk Management Products, Inc.           01/05/04
                                       7.40%      230,000,000

Non-Consolidated Hedge Agreements

77 West Wacker Drive, LLC     Collar   7.75%    $ 157,500,000    1 MO LIBOR   Morgan Guaranty Trust Company of New York 09/30/04

19

Indebtedness Maturities and Scheduled Amortization Payments
December 31, 2002


                                                                      Cumulative
           Scheduled                       Total          Percentage  Percentage
         Amortization     Scheduled      Scheduled         of Debt     of Debt
Year       Payments      Maturities     Maturities         Maturing    Maturing
-----   -------------- -------------- --------------      ---------- -----------
2003    $ 154,911,036  $ 125,986,283  $ 280,897,319           31.0%       31.0%
2004        4,461,622    268,198,436    272,660,058           30.1%       61.1%
2005        4,812,231     69,299,999     74,112,230            8.2%       69.3%
2006        4,106,989     60,902,858     65,009,847            7.2%       76.5%
2007        3,961,217     24,900,000     28,861,217            3.2%       79.7%
2008+       7,080,857    176,160,148    183,241,005           20.3%      100.0%
-----   -------------- -------------- --------------      ----------
TOTAL   $ 179,333,952  $ 725,447,724  $ 904,781,676(1)       100.0%
        ============== ============== ==============      ==========

(1) Amount shown for 2003 does not reflect unamortized debt discount of $0.3 million on notes payable as of December 31, 2002

Indebtedness Maturities with Extension Options and Amortization Payments December 31, 2002


                                                                      Cumulative
           Scheduled                       Total          Percentage  Percentage
         Amortization     Scheduled      Scheduled         of Debt     of Debt
Year       Payments      Maturities     Maturities         Maturing    Maturing
-----   -------------- -------------- --------------      ---------- -----------
2003    $  32,200,045   $ 63,497,274   $ 95,697,319           10.6%       10.6%
2004       44,461,622    205,200,000    249,661,622           27.5%       38.1%
2005        4,812,231    210,498,435    215,310,666           23.8%       61.9%
2006        4,106,989     60,902,858     65,009,847            7.2%       69.1%
2007        3,961,217     91,900,000     95,861,217           10.6%       79.7%
2008+       7,080,857    176,160,148    183,241,005           20.3%       99.9%
-----   -------------- -------------- --------------      ----------
TOTAL   $  96,622,961  $ 808,158,715  $ 904,781,676(1)       100.0%
        ============== ============== ==============      ==========

(1) Amount shown for 2003 does not reflect unamortized debt discount of $0.3 million on notes payable as of December 31, 2002.


Indebtedness Maturity Schedule through 2004
As of December 31, 2002



                                                                                                         Maturity with
                                                                               Current       2003 Debt      extension
Type              Lender                          Portfolio/Property           Amount         Maturity       options
-----------------------------------------------------------------------------------------------------------------------

Fixed(2)          Deutsche Banc Alex. Brown       IBM Plaza                $  27,100,000    02/23/2003      02/23/2003

Hedged Variable   Fleet National Bank             33 West Monroe Street       12,500,000    11/15/2003      11/15/2003

Variable          LaSalle Bank                    1455 Sequoia Drive           5,710,039    05/31/2003      05/31/2003

                                                  National City Center,
                                                  Jorie Plaza, 208 South
                                                  LaSalle Street
Hedged Variable   Fleet National Bank                                         20,000,000    06/30/2003      06/30/2003

Variable(2)       Westdeutsche Immobilien Bank    IBM Plaza                  150,000,000    12/13/2003      12/13/2004

Fixed(3)          Security Capital                                            20,000,000    07/16/2003      07/11/2004

Fixed(3)          Security Capital                                            37,279,909    07/16/2003      07/11/2004

Variable          Corus Bank                      200 South Mitchell Court     4,123,801    09/01/2003      09/01/2003
                                                                           -------------
                                                                           $ 276,713,749
                                                                           =============


                                                                                                         Maturity with
                                                                              Current        2004 Debt      extension
Type              Lender                         Portfolio/Property            Amount        Maturity       options
-----------------------------------------------------------------------------------------------------------------------

Fixed             Deutsche Bank Mortgage Capital  Dearborn Center          $  60,820,285    01/05/2004      01/05/2005

Hedged Variable   HypoVereinsbank                 Dearborn Center            147,378,151    01/05/2004      01/05/2005

Hedged Variable   Greenwich Capital               180 North LaSalle Street    60,000,000    01/15/2004      01/15/2004

Hedged Variable   Westdeutsche Immobilien Bank    77 West Wacker Drive(1)    157,500,000    09/29/2004      09/29/2005
                                                                           -------------
                                                                           $ 425,698,436
                                                                           =============

(1)  We have a 50.0% joint venture interest in this property.

(2)  Refinanced on March 10, 2003

(3)  Subsequent to the quarter end, $11.0 million has been repaid.



Maturing Contractual Obligations (in thousands)
December 31, 2002


                                                       Payments Due by Period
                                                       (dollars in thousands)
                                              -------------------------------------------
                                                           2004-       2006-
 Contractual Obligations(A)          Total      2003       2005        2007    Thereafter
-----------------------------------------------------------------------------------------
Mortgages and notes payable(B)  $   671,683   $ 280,897  $ 138,574  $  68,971  $ 183,241
Bonds payable(C)                     24,900           -          -     24,900          -
Construction financing              208,198           -    208,198          -          -
Capital lease obligations               569         275        294          -          -
Operating leases                     15,118       2,907      4,587      4,163      3,461
Tenant improvement allowances
 (D)(E)                              33,172      33,172          -          -          -
Liabilities for leases assumed
 and lease reimbursement
 obligations(F)                      89,380      10,878     21,631     17,934     38,937
Land acquisition contract(G)          2,433       2,433          -          -          -
Deferred interest and loan
 exit fees                           18,854       4,993     12,861      1,000          -
                               ----------------------------------------------------------
Total contractual cash
 obligations                    $ 1,064,307   $ 335,555  $ 386,145  $ 116,968  $ 225,639
                               ==========================================================

(A) We anticipate funding these obligations from operations and the proceeds of equity, debt, or asset sale(s) transaction(s).
(B) The total contractual obligation for mortgages and notes payable does not reflect unamortized debt discount of $0.3 million as of December 31, 2002.
(C) The scheduled maturity date for the bonds is 2022. The earlier payment due shown here reflects the 2007 scheduled expiration of letters of credit which credit enhance the bonds, which if not extended or replaced, would accelerate the maturity of the bonds.
(D) We have escrows of $4.2 million which may be utilized to fund these obligations.
(E)  Tenant improvement allowances of $27.7 million correspond to Bank One
     Corporate Center and will be funded through its construction loan. We anticipate this obligation will be funded in 2003.
(F) These obligations would be offset by any receipts from subleasing of the related space. We currently have executed subleases that we estimate will provide subleasing receipts of $61.5 million consisting of base rent and the pro-rata share of operating expenses and real estate taxes. We are obligated, beginning January 2003, to make monthly escrow payments of $1.0 million per month to an account used to pay the costs associated with Citadel's lease of space in Bank One Corporate Center. We have pre-funded
     $4.0 million of these costs into the escrow to be applied to the monthly payments for June, July, August and September of 2003. (G) We have a contract to acquire 30.3 acres of land for approximately $2.4 million.
     These acres must be purchased at our discretion by June 2003. We are required to make periodic installment payments, of which $0.3 million and $0.6 million was paid in 2002 and 2001 (amount included in property held for or under development), respectively.



                                    Total
                                   Amounts
Other Commercial Commitments(A)   Committed      2003    2004-2005  2006-2007  Thereafter
------------------------------- ------------  ---------- ---------- ---------- ----------
 Standby letters of credit      $    25,468   $     226  $       -  $  25,242  $       -
 Guarantees                         129,392      49,833     63,125     13,400      3,034
 Unconsolidated joint ventures       78,750       5,000     73,750          -          -
 Tax indemnifications                73,740         189         (B)        (B)        (B)
 Series B preferred shares               (C)     11,250     18,000     18,000         (C)
                                ------------  ---------- ---------- ---------- ----------
Total commercial commitments    $   307,350   $  66,498  $ 154,875  $  56,642  $   3,034
                                ============  ========== ========== ========== ==========

(A) Please see our Form 10-K, section "Liquidity and Capital Resources" for additional information regarding the above.

(B) The amount of certain indemnities decreases by 10% each calendar year on each anniversary date of our November 17, 1997 initial public offering.

(C) Dividends are cumulative and payable at a 9.0% annual rate each quarter that the Series B Shares remain outstanding. The Series B Shares rank senior to the common shares as to the payment of dividends. No Series B
     Shares dividend was declared or paid for the fourth quarter of 2002.

23



Capital Expenditure Disclosure
December 31, 2002
                                                             Three Months      Twelve Months    Twelve Months
                                                                Ended              Ended            Ended
                                                             December 31,       December 31,     December 31,
                                                                 2002              2002              2001
                                                            --------------     -------------    -------------

From Statement of Cash Flows
 Additions to rental properties                              $ 15,900,000      $ 26,456,000     $ 28,813,000
 Additions to property under development                       12,406,000        97,956,000      122,411,000

Supplemental Disclosure
 Capital Expenditures:
  Weighted average square feet in portfolio                    12,186,271        12,163,958       12,742,639
  Property related capital expenditures                      $    274,880      $  2,398,141     $  2,595,366
  Per weighted average square foot in portfolio                      0.02              0.20             0.20
 Tenant improvements and leasing costs:
  Retenanted space
    Retenanted square feet                                         17,373           312,958          506,581
    Tenant improvements and leasing costs                    $    227,582      $  3,198,684     $ 11,260,314
    Per square foot leased                                          13.10             10.22            22.23
  Renewal space
    Renewal square feet                                           208,713           345,647          746,390
    Tenant improvements and leasing costs                    $  2,840,624      $  4,118,249     $  3,497,140
    Per square foot leased                                          13.61             11.91             4.69
                                                             -------------     -------------    -------------

 Total capex, tenant improvements and leasing costs          $  3,343,086      $  9,715,074     $ 17,352,820
                                                             =============     =============    =============

24


Total Office and Industrial Properties and Square Feet Owned and Joint Venture Development Interests
December 31, 2002

TOTAL PROPERTIES OWNED:

Office Properties
Total CBD Office Owned                                                                      6
Total Suburban Office Owned                                                                 9
                                                                                --------------

Total Office Owned                                                                         15

Industrial Properties
Total Warehouse/Distribution Industrial
 Owned                                                                                     19
Total Manufacturing Industrial Owned                                                       11
                                                                                --------------

Total Industrial Owned                                                                     30
                                                                                --------------

Total Office and Industrial Owned                                                          45
                                                                                ==============

TOTAL SQUARE FEET OWNED:                    Metropolitan
                                              Chicago       %     Other      %     Total SF
                                            ------------ ------  -------- ----- --------------
Office Properties
Total CBD Office Owned                        5,353,442   87.5%  767,181  12.5%     6,120,623

Total Suburban Office Owned                   1,686,176  100.0%        -   0.0%     1,686,176
                                            ------------ ------  -------- ----- --------------

Total Office Owned                            7,039,618          767,181            7,806,799

Industrial Properties                               100%               0%
Total Warehouse/Distribution Industrial
 Owned                                        1,748,285  100.0%        -            1,748,285

Total Manufacturing Industrial Owned          2,126,427  100.0%        -            2,126,427
                                            ------------ ------  --------       --------------

Total Industrial Owned                        3,874,712                -            3,874,712
                                            ------------         --------       --------------

Total Office and Industrial Owned            10,914,330          767,181           11,681,511
                                            ============         ========       ==============


JOINT VENTURE AND DEVELOPMENT INTERESTS:
                                             Pro Forma
                                            Square Feet
                                            ------------
77 West Wacker Drive   CBD Office               944,556
Thistle Landing        Suburban Office          386,048
                                            ------------
Total Joint Venture and Development
 Interests                                    1,330,604
                                            ============

25


Property Summary
December 31, 2002


                                                          Gross Leasable Area Annualized Base Rent

                                                                                                                             Annual
                                                                                                  % Leased                    Base
                                                                                        Square      as of                   Rent per
                                                            Rentable     Year Built/   Footage     Dec. 31,   Annualized     Square
                                        City              Square Feet      Renovated    Leased       2002      Base Rent      Foot
                                        ------------------ ---------- -------------- ----------   --------  -------------- ---------
CBD Office Properties
---------------------
180 North LaSalle Street                Chicago, IL           758,478           1999    679,982      89.7%  $  12,682,594  $ 18.65
208 South LaSalle Street                Chicago, IL           863,756     1914/1956/    793,693      91.9%     11,356,178    14.31
                                                                          1982/1991
33 West Monroe Street                   Chicago, IL           846,759           1980    768,429      90.7%     12,290,693    15.99
77 West Wacker Drive                    Chicago, IL           944,556           1992    923,157      97.7%     26,059,473    28.23
IBM Plaza                               Chicago, IL         1,358,913           1971  1,319,664      97.1%     21,298,186    16.14
National City Center                    Cleveland, OH         767,181           1980    767,001     100.0%     12,176,490    15.88
                                                           ----------                -----------------------------------------------
   Subtotal                                                 5,539,643                 5,251,926      94.8%     95,863,615    18.25

Suburban Office Properties
--------------------------
7100 Madison Avenue                     Willowbrook, IL        50,157           1998     50,157     100.0%        543,552    10.84
Atrium Building                         Naperville, IL         65,361           1979     57,152      87.4%        778,745    13.63
Brush Hill Office Court                 Westmont, IL          109,877           1986    107,572      97.9%      1,554,675    14.45
Continental Towers                      Rolling Meadows, IL   925,091 1977/1979/1981    721,595      78.0%      9,971,898    13.82
Enterprise Center II                    Westchester, IL        62,619      1998/1999     54,270      86.7%        759,397    13.99
Jorie Plaza                             Oak Brook, IL         191,666      1961/1992    186,493      97.3%      3,331,411    17.86
Narco River Business Center             Calumet City, IL       65,386           1981     52,065      79.6%        628,956    12.08
Narco Tower Road                        Schaumburg, IL         50,400           1992     50,400     100.0%        604,800    12.00
Olympian Office Center                  Lisle, IL             165,619           1989    147,255      88.9%      2,338,313    15.88
Thistle Landing                         Phoenix, AZ           386,048           2000    259,006      67.1%      3,391,524    13.09
                                                           ----------                -----------------------------------------------
   Subtotal                                                 2,072,224                 1,685,965      81.4%     23,903,271    14.18
                                                           ----------                -----------------------------------------------

Total Office Owned:                                         7,611,867                 6,937,891      91.1%  $ 119,766,886    17.26

Industrial Properties
---------------------
1401 South Jefferson Street             Chicago, IL            17,265      1965/1985     17,265     100.0%  $     105,904  $  6.13
1543 Abbott Drive                       Wheeling, IL           43,930           1983     43,930     100.0%        146,079     3.33
350 Randy Road                          Carol Stream, IL       25,200           1974     22,050      87.5%        129,686     5.88
550 Kehoe Boulevard                     Carol Stream, IL       44,575           1997     44,575     100.0%        312,649     7.01
555 Kirk Road                           St. Charles, IL        62,400           1990     62,400     100.0%        268,320     4.30
Arlington Heights Combined              Arlington Hts, IL     304,506           1978    304,506     100.0%      1,079,204     3.54
1051 Kirk Road                          Batavia, IL           120,004           1990    120,004     100.0%              -        -
200 Fullerton                           Carol Stream, IL       66,254      1968/1995     66,254     100.0%        347,834     5.25
4211 Madison                            Hillside, IL           90,344      1977/1992     90,344     100.0%        405,736     4.49
4300 Madison                            Hillside, IL          127,129           1980    103,350      81.3%        492,254     4.76
Narco Elmhurst - 343 Carol Lane         Elmhurst, IL           30,084           1989          -       0.0%              -        -
Narco Elmhurst - 370 Carol Lane         Elmhurst, IL           60,290      1977/1994     60,290     100.0%        288,552     4.79
Narco Elmhurst - 388 Carol Lane         Elmhurst, IL           40,502           1979     40,502     100.0%        238,287     5.88
Narco Elmhurst - 342-46 Carol Lane      Elmhurst, IL           67,935           1989     67,935     100.0%        370,872     5.46
Narco Hillside - 4160-70 Madison        Hillside, IL           79,532      1974/1994     79,532     100.0%        391,193     4.92
Tri-State Industrial - 11039 Gage       Franklin Park, IL      21,935      1965/1993     21,935     100.0%        123,713     5.64
Tri-State Industrial- 11045 Gage        Franklin Park, IL     136,600      1970/1992    136,600     100.0%        601,040     4.40
Prime Aurora                            Aurora, IL            257,600           2000    216,200      83.9%        733,011     3.39
200 S. Mitchell                         Addison, IL           152,200           1985    152,200     100.0%        607,709     4.00
Enterprise Center VII- A,P              Chicago, IL           462,670   1916/1991-96    462,670     100.0%      1,507,736     3.26
Enterprise Center VIII                  Chicago, IL           242,199   1916/1991-96     81,859      33.8%        311,771     3.81
Enterprise Center IX- Q,R,S             Chicago, IL           162,682   1916/1991-96    107,469      66.1%        329,930     3.07
Enterprise Center X-T,C                 Chicago, IL           172,775   1916/1991-96    169,659      98.2%        439,151     2.59
Enterprise Center II                    East Chicago, IN      169,435   1917/1991-97     28,978      17.1%         89,020     3.07
Enterprise Center III                   East Chicago, IN      291,550   1917/1991-97    154,275      52.9%        600,000     3.89
Enterprise Center IV                    East Chicago, IN       87,484   1917/1991-97     85,800      98.1%        263,494     3.07
East Chicago Enterprise Center          East Chicago, IN       14,070   1917/1991-97     14,070     100.0%         31,658     2.25
Enterprise Center V                     Hammond, IN           196,475      1920-1952    196,475     100.0%        464,987     2.37
Enterprise Center VI                    Hammond, IN           250,266      1920-1952    248,255      99.2%        842,679     3.39
Hammond Enterprise Center               Hammond, IN            76,821      1920-1952     71,203      92.7%        196,641     2.76
                                                           ----------                -----------------------------------------------
Total Industrial Owned                                      3,874,712                 3,270,585      84.4%  $  11,719,109  $  3.58

Total Office Owned                                          7,611,867                 6,937,891      91.1%  $ 119,766,886  $ 17.26
                                                           ----------                -----------------------------------------------
Total                                                      11,486,579                10,208,476      88.9%  $ 131,485,995    12.88
                                                           ==========                ===============================================

26


Office Lease Expiration Schedule
December 31, 2002

                                                                  Average        Net
                                                                  Annual       Rentable
                                                                   Rent         Area             Percentage
                                                                  per Net      Subject           of Total
                 Number     Annual Base*        Percentage      Rentable SF      to              Leased SF
    Year of       of        Rent Under              of          Represented    Expiring         Represented
     Lease      Expiring     Expiring            Expiring       by Expiring     Leases          by Expiring
   Expiration    Leases       Leases              Leases           Leases       (SF)               Leases
-------------- ---------  --------------        ----------      -----------   ---------         -----------
      2002         4      $      78,909             0.1%          $19.33          4,083              0.1%
      2003       103          9,128,922             7.0%          $19.36        471,592              7.1%
      2004        80          6,437,821             5.0%          $16.10        399,852              6.0%
      2005       120         10,251,008             7.9%          $14.92        687,146             10.4%
      2006        71         17,569,751            13.5%          $13.84      1,269,049             19.2%
      2007        44         31,944,237            24.6%          $26.61      1,200,316             18.1%
      2008        40         11,347,427             8.7%          $18.46        614,627              9.3%
      2009        22          6,314,310             4.9%          $20.84        303,048              4.6%
      2010        18         14,299,550            11.0%          $27.94        511,868              7.7%
      2011+       42         22,476,078            17.3%          $19.47      1,154,393             17.5%
-------------- ---------  --------------        ----------      -----------   ---------         -----------
 Total/Average   544      $ 129,848,013           100.0%          $19.63      6,615,974            100.0%
                          ==============        ==========      ===========   =========         ===========

* Does not include month-to-month leases

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


Industrial Lease Expiration Schedule
December 31, 2002

                                                                  Average        Net
                                                                  Annual       Rentable
                                                                   Rent         Area             Percentage
                                                                  per Net      Subject           of Total
                 Number     Annual Base*        Percentage      Rentable SF      to              Leased SF
    Year of       of        Rent Under              of          Represented    Expiring         Represented
     Lease      Expiring     Expiring            Expiring       by Expiring     Leases          by Expiring
   Expiration    Leases       Leases              Leases           Leases       (SF)               Leases
-------------- ---------  --------------        ----------      -----------   ---------         -----------
      2003         6      $     413,400             3.1%           $5.08         81,345              2.6%
      2004         9          1,338,114            10.1%           $4.00        334,600             10.8%
      2005         7          1,463,315            11.1%           $4.12        355,352             11.5%
      2006        13          2,417,413            18.4%           $4.63        521,759             16.8%
      2007         5          1,007,525             7.6%           $3.84        262,533              8.5%
      2008         5            928,052             7.0%           $4.37        212,501              6.8%
      2009         0                  -             0.0%           $0.00              -              0.0%
      2010         2            968,462             7.3%           $3.92        246,800              8.0%
     2011+        10          4,680,839            35.4%           $4.30      1,088,317             35.0%
-------------- ---------  --------------        ----------      -----------   ---------         -----------
 Total/Average    57      $  13,217,120           100.0%           $4.26      3,103,207            100.0%
                          ==============        ==========      ===========   =========         ===========

* Does not include month-to-month leases

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

Largest Office Tenants by Square Footage
December 31, 2002
                                                                                       Percent                     Percent
                                                                             Total       of                          of
                                                                             Square     Total         2002          Total     Gross
                                                                            Footage     Office        Gross        Office    Revenue
    Tenant                                      Building                    Occupied   Portfolio    Revenue(1)    Portfolio    PSF
---------------------------------------   -------------------------------  ---------   ---------  ------------    ---------  -------

Arthur Andersen, LLP                      33 West Monroe Street/IBM Plaza    656,831     5.92%    $ 16,743,982       8.86%   $25.49

National City Bank                        National City Center               567,796     5.12%       9,740,167       5.15%   $17.15

Jenner & Block, LLC                       IBM Plaza                          340,580     3.05%      12,788,196       6.77%   $37.55

IBM Corporation                           IBM Plaza/Continental Towers       330,863     3.00%       8,254,714       4.37%   $24.95

ABN AMRO Capital Markets Holdings, Inc.   208 South LaSalle Street           255,764     2.30%       5,468,741       2.89%   $21.38

R.R. Donnelley & Sons Company             77 West Wacker Drive               241,569     2.18%      12,342,065       6.53%   $51.09

Wachovia Securities                       77 West Wacker Drive               241,225     2.17%      12,460,931       6.59%   $51.66

Accenture                                 180 North LaSalle Street           171,887     1.55%       5,010,066       2.65%   $29.15

Baker & Hostetler, LLP                    National City Center               166,277     1.50%       3,352,756       1.77%   $20.16

Trizec Properties, Inc.                   IBM Plaza                          163,746     1.48%       6,513,878       3.45%   $39.78
                                                                           ---------   ---------  ------------    ---------
                                                                           3,136,538    28.25%    $ 92,675,496      49.05%   $29.55
                                                                           =========   =========  ============    =========
(1) Does not include straight-line rent

29

Largest Industrial Tenants by Square Footage
December 31, 2002
                                                                                       Percent                     Percent
                                                                             Total       of                          of
                                                                             Square     Total                       Total     Gross
                                                                            Footage   Industrial     Gross         Office    Revenue
    Tenant                                      Building                    Occupied  Portfolio    Revenue(1)    Portfolio     PSF
---------------------------------------   -------------------------------  ---------  ----------  ------------    ---------  -------

Co-Steel USA Distribution                 Enterprise Center VII              385,345     3.47%    $  1,769,156       9.61%    $4.59

A.M. Castle & Co.                         Enterprise Center V                252,595     2.28%         992,071       5.39%    $3.93
                                          Hammond Enterprise Center

StrandTek International, Inc.             Enterprise Center VIII, IX, X      230,644     2.08%       1,134,454       6.16%    $4.92
                                          East Chicago Enterprise Center

Dynamic Manufacturing Company             4160-4190 Madison/4300 Madison/    184,191     1.66%       1,296,728       7.04%    $7.04
                                          4211 Madison

Amurol Confections Company                1455 Sequoia Drive                 161,000     1.45%         685,997       3.72%    $4.26

Newco, Inc. d/b/a Electrotek Metals       Enterprise III                     154,275     1.39%         561,290       3.05%    $4.69

Semblex Corporation                       388 Carol Lane/370 Carol Lane/     143,917     1.30%         949,822       5.16%    $6.60
                                          342-346 Carol Lane

BWD Automotives Corporation               11045 Gage Avenue                  136,600     1.23%         825,055       4.48%    $6.04

HECO Equipment Management Services        Enterprise Center VI               104,182     0.94%         476,942       2.59%    $4.58

Berlin Packaging Corporation              Arlington Heights                  104,000     0.94%         490,779       2.66%    $4.72
                                                                           ---------  ----------  ------------    ---------
                                                                           1,856,749    16.73%    $  9,182,294      49.85%    $4.95
                                                                           =========  ==========  ============    =========

(1) Does not include straight-line rent

30

SIC Code                                 Percent
December 31, 2002                          of          Percent
                                          Total          of
                                       Annualized       Total
                                          Base         Square
                                          Rent          Feet
                                       ----------      -------
Legal Services                            21.43%        11.99%
Depository Institutions                   10.09%        13.84%
Business Services                          8.74%         7.18%
Personal Services                          7.50%        11.25%
Other                                      6.96%         2.39%
Printing & Publishing                      6.64%         9.53%
Finance, Taxation & Monetary Policy        6.28%         2.88%
Security & Commodity Brokers               5.34%         2.82%
Real Estate                                5.04%        14.60%
Fabricated Metal Products                  4.70%         3.93%
Communication                              2.99%         4.16%
Industrial Machinery & Equipment           2.53%         5.16%
Misc. Manufacturing Industries             2.46%         1.65%
Engineering & Management Services          2.06%         1.89%
Social Services                            1.87%         1.21%
Administration of Human Resources          1.21%         0.65%
Misc. Retail                               0.98%         0.80%
Insurance Agents, Brokers, & Services      0.84%         1.89%
Food/Kindred Products                      0.82%         1.15%
Electronic & Other Electrical Equipment    0.79%         0.41%
Educational Services                       0.73%         0.62%
                                       -----------------------

                                         100.00%       100.00%
                                       =======================

                         INVESTOR RELATIONS INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
------------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:              312.917.8788
Facsimile:          312.917.1597
E-mail:             mwilliams@pgrt.com
                    ------------------
Website:            www.pgrt.com
                    ------------

Independent Public Accountants:
Ernst & Young, LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.             David M. Fick             410.454.5018
                                         Kenneth S. Weinberg       410.454.5175

Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e- mail address to: mwilliams@pgrt.com. In addition, please see the Investor Information section of our website for all financial reports.


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